INVESTOR PRESENTATION September 2023 Civic Lofts – Denver, CO

centerspacehomes.com 2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value- add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-K for the period ended December 31, 2022. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE

COMPANY OVERVIEW



Differentiated
Multifamily Market Exposure

13,497
Apartments owned and operated

Key Indices
S&P SmallCap 600
MSCI US REIT
Russell 2000

NYSE: CSR

$2.1 Billion(1)
Total capitalization

RESULTS
INNOVATION
SERVICE
ENGAGEMENT

RISE is Centerspace's commitment to Results, Innovation, Service, and Engagement. It is how we monitor and measure our performance in our quest to provide a great home - for our residents, our team, and our investors.

(1) *See page 8 for breakdown*

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centerspacehomes.com 4 Q2 YTD 2023 -------------------2023 Guidance Range-------------------- Actual Low Mid-Point High Revenues 9.5% 6.50% 7.25% 8.00% Expenses 6.6% 4.00% 4.62% 5.25% NOI 11.6% 8.50% 9.25% 10.00% Net Income $2.55 $2.84 $3.24 $3.64 FFO $2.01 $4.14 $4.25 $4.35 Core FFO $2.36 $4.55 $4.65 $4.75 ▪ Same-store capital expenditures of $1,100 per home to $1,150 per home ▪ Value-add expenditures of $31.5 million to $34.5 million ▪ Disposition proceeds of $220 million to $225 million ▪ Investments of $95 million to $100 million Same-Store Growth Per Share Other Key Assumptions RESULTS – 2023 FINANCIAL OUTLOOK

centerspacehomes.com 5 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3TD 2023 Occupancy 95.2% 94.1% 94.5% 94.8% 95.1% 94.6% Expirations 28.7% 36.5% 15.5% 16.6% 30.3% 26.3% RESULTS – PORTFOLIO STABILITY AND RESILIENCY Centerspace has grown average rents even in volatile economic times 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% $1,200 $1,250 $1,300 $1,350 $1,400 $1,450 $1,500 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 SAME STORE LEASING Avg Rent Occupied New % Change Renewal % Change Blended % Change Note: Data represents 2023 Same Store pool. Occupancy represents weighted average physical occupancy. QTD information is through August 31, 2023.

centerspacehomes.com 6 RESULTS - FAVORABLE LEASING TRENDS CONTINUE SAME STORE LEASING UPDATE Note: QTD leasing spreads are through August 31, 2023. 7.9% 1.6% 2.5% 5.2% 3.3% 8.9% 7.4% 5.7% 4.7% 5.1% 8.5% 4.1% 3.8% 4.9% 4.3% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3TD 2023 New Renewal Blended

centerspacehomes.com 7 -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2023 vs 2022 Year-to-Date Rental Rate Growth New Lease Rents Renewal Rents Market % of Total NOI Minneapolis, MN 34.2% Denver, CO 22.9% North Dakota 14.4% Rochester, MN 9.3% Other Mountain West 8.6% Omaha, NE 5.3% St. Cloud, MN 5.3% Total 100.0% Palisades Apartments – Roseville, Minnesota RESULTS – NOI COMPOSITION AND RENTAL RATE GROWTH Note: NOI Contribution is for Q2 2023. Rental rate growth is January 1 – August 31, 2022, compared to January 1 - August 31, 2023 Blended Rent 4.4% 2.9% 7.2% 8.3% 4.1% 3.9% 2.7% 4.6%

centerspacehomes.com 8 Common Equity 53% Secured Debt 27% Unsecured Debt 15% Series C Preferred 4% Series D Preferred 1% *Share price $61.36 as of 6/30/2023 Large Permanent Capital Base ($2.1B Total Capitalization) $0.9B Total Debt $1.1B Common Equity $110M Preferred Equity % of Total Maturing 2.5% 0.1% 5.5% 5.8% 5.7% 13.1% 11.8% 9.6% 22.3% 2.8% 8.9% 1.7% 10.2% Weighted Average Interest Rate (2) 4.1% 7.4% 4.6% 3.7% 3.5% 3.1% 4.0% 2.6% 3.2% 2.7% 2.9% 2.8% 5.0% Low Maturities through 2025 Most Recent Quarter Wtd Avg Int Rate 3.54% & Wtd Avg Maturity 6.93 Years (in thousands, except percentages) (1) Net debt is the total outstanding debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Reconciliation to Non-GAAP Measures section in the Appendix. (2) Weighted average interest rate reflects interest expense only and excludes any facility fees. RESULTS – BALANCE SHEET POSITIONED FOR GROWTH $22,385 $30,851 $51,270 $50,309 $65,906 $29,596 $147,469 $78,850 $89,893 $989 $18,000 $50,000 $75,000 $85,000 $50,000 $25,000 $15,000 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Mortgage LOC Private Placement 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2019 2020 2021 2022 2023 Quarterly Net Debt / Annualized Trailing EBITDA(1) 4-Quarter Moving Average Most Recent Quarter

centerspacehomes.com 9 STABLE UNDERLYING PORFOLIO = CONSISTENT EARNINGSRESULTS – STABLE UNDE LYING PORTFOLIO AND CONSISTE T EARNINGS Differentiated and low supply exposure markets insulate portfolio and provide stability during periods of macroeconomic volatility 9.1% 1.6% 5.6% 11.0% 2019 2020 2021 2022 Core FFO per Share Growth Centerspace is one of four public multifamily companies to grow Core FFO per share annually since 2019

centerspacehomes.com 10 ▪ Acquired 33 communities in our target markets for $1.4 billion through unique deal structuring which has provided a competitive advantage in transaction market ▪ $500 million of dispositions in non-core markets as we reduce our exposure to less efficient communities in lower-growth markets 2017 Today(1) Communities 100 75 Homes 13,212 13,497 Homes per Community 132 180 Average Monthly Rent $980 $1,487 % of NOI in 50 Largest MSAs 13% 57% INNOVATION – PORTFOLIO IMPROVEMENT SINCE 2017 % of NOI by Market – Q2 2023 vs 2017 (1) Q2 2023 multifamily only $877,950 $435,880 $92,882 Acquisition Structure ($ in thousands) Cash OP Unit Development Improvement since 2017 driven by disciplined capital allocation and creative deal structuring While a similar portfolio home count, investment and disposition activity has resulted in a more efficient and higher quality portfolio 0% 5% 10% 15% 20% 25% 30% 35% 40% Today 2017

centerspacehomes.com 11 INNOVATION – ADVANCING PORTFOLIO CONSTRUCTION THOUGH DISPOSITIONS ▪ Average capitalization rate of the 2023 dispositions was 5.9%, while the implied capitalization rate for the portfolio is 7.2% based upon the common stock closing price at 6/30/2023 ($61.36 per share) ▪ Proceeds from 2023 dispositions were used to restore capacity on our line of credit while also reducing exposure to floating rate debt ▪ 2023 Company guidance includes projected further non-core dispositions to enhance portfolio quality and leverage Main Street v. Wall Street valuation Metric (1) Pre-2023 Dispositions 2023 Dispositions Post 2023 Dispositions Avg. Monthly Rent / Home $1,417 $1,002 $1,465 Avg. Monthly Rev. / Occupied Home $1,562 $1,121 $1,613 Communities 84 9 75 Homes 15,065 1,567 13,497 Homes / Community 179 174 180 Avg Age (Years) 28 48 25 Gross Margin 72.4% 58.2% 73.6% NOI Margin 56.8% 38.8% 58.3% EBITDA Margin 48.4% 36.8% 49.2% (1) Multifamily only except for EBITDA margin, using 2022 Q4 data Recent sales of lower rent, inefficient non-core communities strengthens portfolio quality

centerspacehomes.com 12 ▪ 29 CSR communities, 4,916 homes, scaled portfolio with opportunities in operating partnership unit transactions, mezzanine financing and development participation, and capital recycling ▪ 16th largest MSA, 3.7M population ▪ 15 Fortune 500 companies headquartered ▪ Diversified economy with large presence of healthcare, finance, food production and retail employers ▪ $87,433 median household income is 25% higher than the United States median ▪ 493,000 forecasted job additions between 2020-2050 (+31%) MARKET HIGHLIGHTS CSR HIGHLIGHTS Noko: 130-home community built in 2021 with 24k SF grocer adjacent to Lake Nokomis INNOVATION – COMPETITIVE ADVANTAGE IN MINNEAPOLIS CSR Portfolio NOI % 34% CSR Minneapolis Portfolio Average Rent $1,488 CSR YTD Average Annual Income $99,336 CSR YTD Rent-to- Income Ratio 22.6% CSR 2Q 2023 Minneapolis Portfolio Occupancy % 95.1% Median Home Value $382,508 Unemployment Rate 3.3% 12% 32%57% Location Urban Core Inner Ring Outer Ring 41% 59% Asset Class Class A Class B

centerspacehomes.com 13 ▪ 7 CSR communities, 2,104 homes, entered Denver 4Q 2017 and achieved critical mass ▪ 19th largest MSA, 3.0M population ▪ 21 Fortune 1,000 companies headquartered in Colorado ▪ Diversified economy with large presence of aviation/aerospace, healthcare, telecommunications and tech employers ▪ $90,716 median household income is 30% higher than the United States median ▪ 804,200 forecasted job additions between 2020-2050 (+37%) CSR HIGHLIGHTS 100% Asset Class Class A MARKET HIGHLIGHTS Lyra: 215-home community in Centennial; 2022 built in Denver’s SE Business Corridor INNOVATION – GROWTH IN DENVER CSR Portfolio NOI % 23% CSR Denver Portfolio Average Rent $1,948 CSR YTD Average Annual Income $125,879 CSR YTD Rent-to- Income Ratio 22.9% CSR 2Q 2023 Denver Portfolio Occupancy % 95.7% Median Single-Family Home Value $605,533 Unemployment Rate 3.3% 40% 60% Location Urban Suburban

INNOVATION – PROVIDING DIFFERENTIATED EXPOSURE

Portfolio hallmarks include low unemployment rates, affordability of rents, resident financial strength, and diversified economies

Region	% of NOI (1)	Population	Market Homes	Median Household Income	Unemployment Rate	3-Month Avg Job Growth	Median Single-Family Home Value	Trailing 12-Month Deliveries (4)	Market Vacancy (4)	YoY Market Rent Growth (4)	Homes Under Construction / % of Stock (4)	Centerspace YTD Avg Annual Income (5)	Centerspace YTD Rent-To-Income Ratio (5)
Minneapolis, MN	34.2%	3,693,729	263,904	$87,433	3.3%	1.9%	$382,508	9,666	6.7%	1.5%	15,933 / 6.0%	$99,336	22.6%
Denver, CO	22.9%	2,985,871	285,885	$90,716	3.3%	0.3%	$605,533	10,042	7.6%	0.6%	35,204 / 12.3%	$125,879	22.9%
North Dakota (2)	14.4%	314,269	23,325	$66,560	2.5%	0.8%	$277,766	217	4.8%	5.4%	121 / 0.5%	$92,497	20.9%
Rochester, MN	9.3%	228,073	10,487	$80,434	2.8%	2.7%	$318,085	255	6.1%	1.3%	711 / 6.8%	$122,088	22.8%
Other Mountain West (3)	8.6%	335,367	13,346	$67,592	2.4%	0.0%	$374,924	1,379	7.2%	1.8%	1,189 / 8.9%	$96,232	21.7%
Omaha, NE	5.3%	976,671	80,421	$73,720	2.6%	1.9%	$283,475	2,319	6.0%	4.9%	3,375 / 4.2%	$97,646	20.8%
St. Cloud, MN	5.3%	201,868	15,654	$65,641	3.6%	2.0%	$294,223	253	3.6%	3.4%	190 / 1.2%	$91,662	21.3%

Note: Median household income, unemployment rate, 3-month avg job growth, median home value, CSR avg annual income, and CSR rent-to-income ratio are weighted by NOI contribution of metro/micro market within North Dakota and Other Mountain West. Market vacancy and rent growth are weighted by total inventory of homes in each metro/micro market. All other data is summation of each metro/micro market

Sources: US Census Bureau, Bureau of Labor Statistics, FRED, Zillow, CoStar
(1) Q2 2023 multifamily only
(2) Includes Bismarck, ND, Grand Forks, ND, and Minot, ND
(3) Includes Billings, MT and Rapid City, SD
(4) As of Q2 2023
(5) Yardi Resident Screening data for approved applicants as of 7/1/2023

- 693k apartment homes in CSR portfolio markets, set against 22M total apartment homes in United States
- Centerspace resident rent-to-income ratio of approximately 21%-23% by market compares to 30% United States median rent-to-income ratio

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INNOVATION – PORTFOLIO COMPARES FAVORABLY ON UNEMPLOYMENT AND SUPPLY

Creditworthiness of residents produces strong rent collection rates; low unemployment in Centerspace portfolio markets can insulate performance in recessionary conditions



June 2023 Weighted Average Unemployment Rate
State Unemployment Rate Weighted by Home Count
2.6%
3.3%
3.3%
3.4%
3.5%
3.5%
3.5%
3.6%
3.7%
3.9%
4.4%
CSR
IRT
MAA
UDR
AIRC
NXRT
CPT
United States
AVB
EQR
ESS

Source: SNL, BLS

- Low unemployment in our portfolio relative to all housing sectors-apartment, manufactured housing, and single-family rentals, is leading to strong collection rates.
- Centerspace's portfolio has the lowest weighted average unemployment rate among public multifamily companies across its markets.

Measured supply pipeline in Centerspace portfolio markets allows the ability to drive rent growth and retain occupancy



Q2 2023 Weighted Average Under Construction % of Inventory
MSA Under Construction % Weighted by Home Count
4.0%
4.9%
4.9%
5.3%
5.9%
6.4%
7.7%
8.1%
8.3%
9.5%
ESS
AIRC
AVB
EQR
CSR
UDR
IRT
NXRT
CPT
MAA

Source: SNL, CoStar

- Less competition from new supply allows the ability to push rents while maintaining occupancy.
- Among public multifamily companies, Centerspace's markets have the fifth lowest number of homes under construction as a percentage of total market inventory.

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SERVICE – ENHANCING RESIDENT EXPERIENCE AND OPTIMIZING REVENUE



Completed Projects
Nebraska
Greenfield
Whispering Ridge
Rochester
Quarry Ridge
Woodridge
Minneapolis
Southfork
Red 20
Park Place
Connelly on Eleven
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
35.00%
40.00%
Common ROI
Units ROI
Blended ROI

- Value-add opportunities drive maximum revenue across the portfolio through renovating units and common areas and adding amenities.
- Enhancements improve asset position within the market, maintain competitive advantage and enhance sustainability efforts while providing an attractive economic return.
- The opportunity set in value-add is substantial, with in-home renovations offering a particularly compelling return and only a fraction of units having gone through value-add activities.

IN-HOME VALUE-ADD RESULTS

	2020	2021	2022	1H 2023(3)
Homes Completed	404 homes	686 homes	945 homes	375 homes
Average Cost per Home(1)	$11,003	$14,259	$18,549	$15,177
Average Monthly Rent Increase(2)	$191	$222	$229	$176
Average Return	21%	19%	15%	15%

(1) Does not include costs related to amenity or common area upgrades
(2) Achieved premium is reflective of the completed and leased homes and does not include market rent changes
(3) Annualized Average Monthly Rent Increase plus turnover savings divided by Average Cost Per Home plus vacancy loss



Unit Renovations
19%
81%
Total Units Renovated
Nonrenovated Units

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SERVICE – ENHANCING RESIDENT EXPERIENCE AND OPTIMIZING REVENUE

Highlighting the Impact of Value Add

Our portfolios in Omaha and Rochester recently completed substantial renovations. In Q2, both markets performed better than the portfolio average in:

- Same Store NOI
- Same Store Revenues
- Same Store Expenses
- Monthly Rental Rate
- Monthly Revenue per Occupied Home

SAME-STORE YEAR-TO-DATE COMPARISONS (1)

Regions	Apartment Homes Included	Revenues 2023	Revenues 2022	Revenues % Change	Expenses 2023	Expenses 2022	Expenses % Change	NOI 2023	NOI 2022	NOI % Change
Denver, CO	1,889	$ 23,708	$ 21,580	9.9%	$ 7,979	$ 6,743	18.3%	$ 15,729	$ 14,837	6.0%
Minneapolis, MN	4,519	41,874	38,689	8.2%	18,677	17,880	4.5%	23,197	20,809	11.5%
North Dakota	2,422	18,119	16,638	8.9%	7,444	7,176	3.7%	10,675	9,462	12.8%
Omaha, NE	872	6,799	6,192	9.8%	2,815	2,652	6.1%	3,984	3,540	12.5%
Rochester, MN	1,129	11,409	10,238	11.4%	4,365	4,235	3.1%	7,044	6,003	17.3%
St. Cloud, MN	832	6,810	6,226	9.4%	3,095	2,874	7.7%	3,715	3,352	10.8%
Other Mountain West	1,222	10,245	9,072	12.9%	3,601	3,438	4.7%	6,644	5,634	17.9%
Same-Store Total	12,885	$ 118,964	$ 108,635	9.5%	$ 47,976	$ 44,998	6.6%	$ 70,988	$ 63,637	11.6%

Regions	% of NOI Contribution	Weighted Average Occupancy 2023	Weighted Average Occupancy 2022	Weighted Average Occupancy Growth	Average Monthly Rental Rate 2023	Average Monthly Rental Rate 2022	Average Monthly Rental Rate % Change	Average Monthly Revenue per Occupied Home 2023	Average Monthly Revenue per Occupied Home 2022	Average Monthly Revenue per Occupied Home % Change
Denver, CO	22.2%	95.9%	94.1%	1.8%	$ 1,920	$ 1,806	6.3%	$ 2,180	$ 2,023	7.8%
Minneapolis, MN	32.7%	94.8%	94.6%	0.2%	1,459	1,384	5.4%	1,630	1,509	8.0%
North Dakota	15.0%	96.0%	95.2%	0.8%	1,188	1,111	6.9%	1,298	1,203	7.9%
Omaha, NE	5.6%	94.4%	96.4%	(2.0)%	1,248	1,111	12.3%	1,377	1,228	12.1%
Rochester, MN	9.9%	94.9%	94.1%	0.8%	1,676	1,522	10.1%	1,774	1,607	10.4%
St. Cloud, MN	5.2%	90.9%	91.6%	(0.7)%	1,329	1,214	9.5%	1,501	1,362	10.2%
Other Mountain West	9.4%	95.2%	95.3%	(0.1)%	1,323	1,180	12.1%	1,468	1,298	13.1%
Same-Store Total	100.0%	95.0%	94.5%	0.5%	$ 1,459	$ 1,358	7.4%	$ 1,620	$ 1,487	8.9%

(1) Numbers are in thousands, except property data amounts and percentages

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centerspacehomes.com 18 AI Leasing Assistant responds to email and text inquiries 24-hours a day Websites, resident and applicant portals, resident app, and robust CRM solution Full-service property management platform Mobile maintenance platform Electronic invoicing, vendor marketplace, and automated workflows Revenue management system for new leases and renewals Simplified utility management Renters insurance coverage Online learning management system tracks compliance and charts learning paths Complete talent acquisition and human resource management solution Smart home technology including locks, thermostats and leak sensors (at select communities.) Reputation management, local listing management, and social media management in one place Combines chat, email. video conferencing, data storage, and company intranet in a single environment Centerspace is committed to enhancing both productivity and customer experience through the use of effective software solutions. Beginning with a migration from MRI to Yardi as its property management platform in 2021, Centerspace has reviewed existing software solutions and implemented new technology to enhance automation, self-service delivery, and additional functionality. We are proud to partner with some of the best-in-class technology partners in the multifamily industry. SERVICE – TECHNOLOGY ENHANCEMENTS AND BEST-IN-CLASS PARTNERS New technology implementations enhance automation, self-service delivery and resident experience

centerspacehomes.com 19 68.93 63.26 58 60 62 64 66 68 70 Centerspace ORA Score National Property Average ORA Score 2023 J Turner ORA Score (As of 7/1/2023) ORA TOP PERFORMERS Red 20 Apartments in Minneapolis, MN and Ironwood Apartments in New Hope, MN were named to the 2022 Elite 1% in the J Turner Research 2022 ORA Power Rankings report. This report highlights the nation’s top 1% of communities ranked by ORA. 3.38 3.49 3.51 3.61 3.74 3.25 3.3 3.35 3.4 3.45 3.5 3.55 3.6 3.65 3.7 3.75 01/01/2020 01/01/2021 01/01/2022 01/01/2023 07/01/2023 LIFETIME AVERAGE REPUTATION SCORES* (Overall Scale of 5 .0) *All Current Properties Red 20 Ironwood SERVICE – ENHANCING CUSTOMER EXPERIENCE IS A CORE GOAL

centerspacehomes.com 20 ENVIRONMENTAL SOCIAL GOVERNANCE • Participated in the GRESB annual assessment to identify risks and opportunities and benchmark performance amongst real estate peers • Implemented an Environmental Management System (EMS) aligned with ISP 14001 to gather, track, and improve upon environmental data • Created ENERGY STAR portfolios for 100% of our portfolio to ensure we comply with environmental laws and regulations • Maintain a Supermajority Independent Board with 87.5% of board members being independent • Senior leadership team is 55.6% female – we were placed on the prestigious Honor Roll for the Minnesota Census of Women in Corporate Leadership for the third consecutive year • Received a #1 governance score from Institutional Shareholder Services • Donated $74,832 to national, regional, and diversity-promoting charities • Named a Top Workplace by the Minneapolis Star Tribune for the third consecutive year • Maintain a strong Diversity, Equity, and Inclusion committee that upholds our DE&I Corporate Policy • Team members completed 1,676 volunteer hours in 2022 ENGAGEMENT – ESG HIGHLIGHTS AWARDS AND RECOGNITION LEADING ORGANIZATION IN DIVERSITY, EQUITY, AND INCLUSION TOP WORKPLACE FOR FOUR CONSECUTIVE YEARS EIGHT MADACS AWARDS IN 2022

centerspacehomes.com 21 EXECUTIVE MANAGEMENT TEAM Anne Olson President and CEO Bhairav Patel EVP and CFO ISS rated top score of 1 - indicating highest quality corporate governance practices and lowest governance risk SENIOR LEADERSHIP TEAM Susan Picotte SVP, Asset Management and Operations Support ENGAGEMENT – BEST-IN-CLASS GOVERNANCE Jim Mitchell VP, Facilities Kelly Weber VP, Marketing and Communications Grant Campbell SVP, Investments Jean Denn SVP, Operations Julie Ellis SVP, Chief Accounting Officer Julie Letner SVP, Talent and Culture Brad Abel VP, Information Technology Joe McComish VP, Finance

centerspacehomes.com 22 APPENDIX

centerspacehomes.com 23 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation. Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and • similar adjustments for partially owned consolidated real estate entities. The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long- term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods. Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 24 RECONCILIATION TO NON-GAAP MEASURES

centerspacehomes.com 25 Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, and adjustments for non-routine items. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. RECONCILIATION TO NON-GAAP MEASURES